EXHIBIT 10.28
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                   CONSTRUCTION AND OPERATION
                      COOPERATION AGREEMENT


      This Construction and Operation Cooperation Agreement (the "Agreement") is made by and between Showboat Rockingham Company, L.L.C., a New Hampshire limited liability company ("SRC"), as amended by the First Amendment to the Limited Liability Company agreements, and Rockingham Venture, Inc., a New Hampshire corporation ("Rockingham"), as of this 20TH day of DECEMBER, 1997.

                         R E C I T A L S


      1. SRC contemplates that the State of New Hampshire may enact privately owned non-racing gaming legislation and, if authorized by such legislation and if licensed by the appropriate licensing authorities having jurisdiction over such gaming operations in New Hampshire, SRC may construct a non-racing gaming facility or renovate an existing building at Rockingham Park, Rockingham County, Salem, New Hampshire ("Rockingham Park") for the exclusive benefit of non-racing gaming operations.

      2. Rockingham is the owner of Rockingham Park and conducts pari-mutuel horse racing operations, simulcast wagering, and other related support activities at Rockingham Park.

      3. SRC and Rockingham have discussed the impact of construction activities and the operation of a gaming facility by SRC on the activities conducted at Rockingham Park by Rockingham, including, without limitation, the operation of live thoroughbred horse racing.

      4. SRC and Rockingham desire to provide mutual cooperation to each other to facilitate the construction and operation of the gaming facility at Rockingham Park, provided that the construction and operation of the gaming facility by SRC shall not in any way materially impair the horse racing operations or other related support activities at Rockingham Park.

      Now, Therefore, in consideration herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, SRC and Rockingham agree as follows:

I.    PRECONSTRUCTION PLANNING

      A. SCHEMATIC DIAGRAMS. Rockingham shall provide detailed schematic diagrams of Rockingham Park to SRC showing the location of all electrical lines, utilities lines, gas lines, sewer lines, storm drains and other design and engineering elements of Rockingham Park to the extent that such drawings are available.

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      B.  OTHER INFORMATION.  Upon the request of SRC, Rockingham shall provide SRC with any other information with regard to Rockingham Park which will assist SRC in the construction of a gaming facility at Rockingham Park.

      C. PERMIT PROCESS: Rockingham agrees to assist and cooperate with SRC to file all applications necessary to obtain all required permits and other approvals necessary to construct (or renovate existing buildings) and operate a non-racing gaming facility at Rockingham Park.

      D. DESIGN OF GAMING FACILITY. Prior to construction of any gaming facility, SRC shall provide Rockingham with the final site plan, footprints, utility plans, exterior renderings and a proposed construction schedule of the work for the construction of the proposed gaming facility, including, without limitation, types of construction activities to be conducted on particular days and hours. Without limiting the generality of the foregoing, prior to commencement of the construction by SRC, SRC shall submit to Rockingham for Rockingham's approval, which approval may not be unreasonably withheld: (i) a construction plan of the gaming facility at Rockingham Park showing improvements to be constructed by SRC; (ii) proposed locations for construction shacks and other temporary improvements as well as construction workmen's parking area; and (iii) a schedule describing approximate days and times during which construction activities shall take place. Within ten (10) days after submission of such plans, proposed locations and time schedule,
Rockingham shall notify SRC in writing whether the same are approved or disapproved, specifying the reasons therefor if disapproved, provided that a failure to give such written notice within said ten (10) days shall constitute approval thereof. If Rockingham shall disapprove the plans, proposed locations and time of the construction, SRC shall be given adequate time and opportunity to correct such matters which Rockingham has identified for the basis of such disapproval. In the event such revised plans, locations and schedule are disapproved by Rockingham, and SRC concludes such disapproval was not reasonable in light of the goals to be achieved pursuant to that certain Limited Liability Company Agreement between Rockingham and Showboat New Hampshire, Inc. dated as of July 27, 1995 (the "Limited Liability Company Agreement") such dispute shall be resolved in accordance with Article V, Arbitration.

      E. CONTROL OF THE WORK: SRC shall have the sole and exclusive right to select any architect, construction manager, general contractor and engineer in connection with the design and construction of the proposed gaming facility. SRC shall also have the sole and exclusive right to select any additional subcontractors, materialmen, suppliers or any other persons or companies in connection with the construction of the proposed gaming facility. Further, SRC shall have the sole and exclusive right to manage, direct, control, coordinate and prosecute the completion of the proposed gaming facility, and Rockingham shall cooperate fully in such regard, but at no cost or expense to Rockingham.

II.   CONSTRUCTION REQUIREMENTS

      NON-INTERFERENCE WITH HORSE RACING OPERATIONS. SRC agrees to construct the gaming facility in such a manner as not to materially interfere with any related horse racing activities currently being conducted at Rockingham Park, including without limitation, live thoroughbred horse racing and simulcast wagering. The construction of the gaming facility shall not materially interfere with the operation of live thoroughbred horse racing, including training at Rockingham

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Park and access to the racetrack facility by customers, suppliers and others. Such prohibited conduct includes, but is not limited to, noise, bright lights, flashing lights, changes in color or any other activities which can cause distraction of horses on the
racing   facility   or   impair  patrons   of   Rockingham   from
participating in the activities conducted at Rockingham  Park  by
Rockingham.   Subject  to  the foregoing,  Rockingham  agrees  to
conduct its horse racing activities and other related activities in a manner (i) so as not to cause undue increase in the cost of construction of the gaming facility at Rockingham Park, or any part thereof which is not reasonably necessary for the protection of Rockingham's horse racing activities and other related support activities, and (ii) so as not to unreasonably interfere with SRC's timetable for construction of the gaming facility at Rockingham Park or any part thereof.

III.  COMPLIANCE WITH LAWS

      SRC and Rockingham shall comply in all material respects with all applicable laws, rules, regulations and orders of all states, counties and municipalities in which such party conducts business related to the construction activities for the non-racing gaming facility at Rockingham Park including but not limited to the rules and regulations of the New Hampshire Pari-Mutuel Commission.

IV.   INSURANCE INDEMNITY

      SRC agrees to maintain adequate liability insurance including Rockingham as an additional insured with regard to all construction activities. SRC, for itself, its successors and assigns, agrees to indemnify and hold Rockingham harmless from any claim, causes of action, suits, and damages arising out of or in any way related to the construction of the gaming facility not otherwise caused by negligence.

V.    OPERATION OF GAMING FACILITY

      Subject to the provisions of the Limited Liability Company Agreement, SRC shall operate the gaming facility in a manner which will not materially interfere with the horse racing operations and related support activities of Rockingham Park, including without limitation, ensuring that all operations at the gaming facility do not materially interfere with, distract, or disrupt live thoroughbred horse racing or simulcast wagering at Rockingham Park.

VI.   ARBITRATION

      ANY DISPUTE UNDER THIS AGREEMENT SHALL BE RESOLVED BY ARBITRATION BY A SINGLE ARBITRATOR ACTING PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION. ANY DECISION OF SUCH ARBITRATOR MAY BE ENFORCED IN ANY COURT OF COMPETENT JURISDICTION. EITHER PARTY MAY SERVE UPON THE OTHER PARTY A WRITTEN NOTICE OF THE DEMAND DISPUTE TO BE RESOLVED PURSUANT TO THIS ARTICLE. WITHIN FIFTEEN (15) DAYS AFTER THE GIVING OF SUCH NOTICE, AN ARBITRATOR MUST BE CHOSEN. SRC AND ROCKINGHAM
SHALL ADVANCE EQUALLY THE COST OF THE SELECTED ARBITRATOR. SAID ARBITRATOR SHALL BE SWORN FAITHFULLY

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

AND FAIRLY TO DETERMINE THE QUESTION AT ISSUE. THE ARBITRATOR SHALL AFFORD TO SRC AND ROCKINGHAM A HEARING AND THE RIGHT TO SUBMIT EVIDENCE, WITH THE PRIVILEGE OF CROSS-EXAMINATION, ON THE QUESTION AT ISSUE, AND SHALL WITH ALL POSSIBLE SPEED MAKE HIS DETERMINATION IN WRITING AND SHALL GIVE NOTICE TO THE PARTIES HERETO OF SUCH DETERMINATION. THE DETERMINATION SHALL BE BINDING ON THE PARTIES.

VII.  MISCELLANEOUS

      A.  TIME  OF   THE  ESSENCE.  Time is of the  essence  with
respect to all time periods set forth in this Agreement.

      B. HEIRS, SUCCESSORS, ASSIGNS. Except as otherwise provided herein, each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of the parties' heirs, executors, administrators, permitted successors, permitted assigns and legal representatives.

      C. CONSTRUCTION. All of the provisions of this Agreement shall be deemed and construed to be conditions, as well as covenants as though in words specifically expressing or importing covenants and conditions, for use in each separate provision hereof. The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning, and not strictly for or against SRC or Rockingham. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing the same to be drafted.

      D.  GOVERNING  LAW.   This Agreement shall be governed  by,
construed  and enforced in accordance with the laws of the  State
of   New  Hampshire  without  reference  to  its  choice  of  law provisions.

      E. SEVERABILITY. Should any portion of this Agreement be declared invalid or unenforceable, then such portion shall be deemed to be severed from this Agreement and shall not affect the remainder thereof.

      F. RELATION OF THE PARTIES. Nothing in this Agreement shall be construed as creating a tenancy, ownership, limited partnership, joint venture, or any other relationship between the parties hereto. All debts and liabilities incurred by SRC within the scope of the authority granted and permitted hereunder in the course of its management and operation of the gaming facility shall be the debts and liabilities of SRC only, and Rockingham shall not be liable for such debts and liabilities except as specifically stated to the contrary herein.

      G. ATTORNEYS' FEES. Should either party institute an arbitration, action or proceeding to enforce any provision hereof, or for other relief due to an alleged breach of any provision of this Agreement, the prevailing party shall be entitled to receive from the other party all costs of the action or proceeding and reasonable attorneys' fees.

      H.  ENTIRE  AGREEMENT.  This  Agreement covers in full each and every agreement of any kind or nature whatsoever between  the
parties    hereto    concerning    this    Agreement,    and  all

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

preliminary negotiations and agreements, whether verbal or written, of whatsoever kind or nature are merged herein. No oral agreement or implied covenant shall be held to vary the provisions hereof, any statute law or customs to the contrary notwithstanding.

      I. COUNTERPARTS. This Agreement may be executed in two or more counterparts and shall be deemed to have become effective when and only when all parties hereto have executed this Agreement, although it shall not be necessary that any single counterpart be signed by or on behalf of each of the parties hereto, and all such counterparts shall be deemed to constitute but one and the same instrument.

      J.  HEADINGS.   Headings or captions have been inserted for
convenience of reference only and are not to be construed or considered to be a part hereof and shall not in any way modify, restrict or amend any of the terms or provisions thereof.

      K. WAIVER. The waiver by one party of any default or breach of any of the provisions, covenants or conditions hereof on the part of the other part to be kept and performed shall not be a waiver of any preceding or subsequent breach of any other provisions, covenants or conditions contained herein.

      Agreed And Accepted of the date first above-written.

                             Showboat Rockingham Company, L.L.C.,
                              a limited liability company, by
                              Showboat New Hampshire, Inc., its
                              Manager,


                             By: /s/
                                 its duly authorized
                                 _________________


                             Rockingham Venture, Inc., a New
                              Hampshire corporation


                             By: /s/
                                 its duly authorized
                                 _________________

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

                         FIRST AMENDMENT
                               TO
               LIMITED LIABILITY COMPANY AGREEMENT
                               OF
              SHOWBOAT ROCKINGHAM COMPANY, L.L.C.,
            A NEW HAMPSHIRE LIMITED LIABILITY COMPANY


      THIS FIRST AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT ("First Amendment") is made and entered into as of DECEMBER 20, 1997, by and among Rockingham Venture, Inc., a New Hampshire corporation ("Rockingham"), and Showboat New Hampshire, Inc., a Nevada corporation ("Showboat") (Rockingham and Showboat are hereinafter collectively referred to as the "Members" and individually as the "Member), and Showboat Rockingham Company, L.L.C., a New Hampshire limited liability company (the "Company").

                            RECITALS


      A. The Members and the Company have entered into a Limited Liability Company Agreement ("Original Agreement") dated as of July 27, 1995, to govern the affairs of the Company and the conduct of its business, including, without limitation, the rights and restrictions on the transfer of a Member's Interest in the Company owned by the current and future Members of the Company.

      B.  The  Members   and   the Company desire  to  amend  the
Original Agreement (i) to provide for the repayment of the Promissory Note (defined in the Original Agreement); (ii) to expand the ability of Rockingham to transfer its interest in the Company in certain limited situations; and (iii) to revise the procedure for future amendments to the Original Agreement, each in accordance with the terms and conditions of this First Amendment.

        NOW, THEREFORE, in consideration of the mutual promises contained in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intention of being bound by this First Amendment, the Members and the Company agree as follows:

      1.  RECITALS. The foregoing  Recitals are true and correct.

      2. DEFINITIONS. Except as otherwise defined herein, the capitalized terms used in this First Amendment shall have the meanings specified in the Original Agreement.

      3.  AMENDMENT   TO  SECTION 4.1(B)(I)(2)  OF  THE  ORIGINAL
AGREEMENT.   Article  IV, Section 4.1(b)(i)(2)  of  the  Original
Agreement is hereby amended and restated as follows:

          Showboat shall contribute the principal balance of the Promissory Note exclusive of any unpaid due balances. Upon contribution of the Promissory Note by Showboat, Rockingham's obligations to make principal and interest payments shall continue in accordance with Section

          4.1(b) (iii) below. In the event that the Company is liquidated during Limited Gaming, all distributions paid to Showboat pursuant to this Agreement shall be aggregated. If the aggregated distributions do not exceed the principal balance of the Promissory Note as of the date of contributing same to the Company, Rockingham shall execute a new promissory note in the principal amount which is equal to the difference between the balance of the Promissory Note at the time of contribution to the Company and the aggregate of the distributions to Showboat. The new promissory note shall accrue interest from the date of liquidation of the Company at the same rate as interest accrued under the Promissory Note and principal and interest shall be paid in quarterly installments of no less than $259,000 until said promissory note is fully amortized. All monies paid, whether by the Company or Rockingham shall be applied first to interest then to principal.

      4.  AMENDMENT  TO SECTION 4.1(B)(II)(2)  OF   THE  ORIGINAL
AGREEMENT.   Article IV, Section 4.1(b)(ii)(2)  of  the  Original
Agreement is hereby amended and restated as follows:

          Showboat shall contribute (i) the principal balance of the Promissory Note (if not previously contributed) exclusive of any unpaid due balances and Rockingham's obligations to make principal and interest payments shall continue in accordance with Section 4.1(b)(iii) below and (ii) cash sufficient to obtain the Development Financing in an amount to fund the Project, not to exceed 30% of cash funds required for the Project. To the extent that Showboat's contribution exceeds 20% of cash funds required for the Project, the excess shall become a loan (the "Capital Loan") from Showboat to the Company and shall be repaid to
          Showboat by the Company over a four (4) year amortization period which repayment shall commence on the third anniversary date of commencement of operations at the Project. Such excess shall accrue interest at the same rate as the Development Financing. Attached hereto as Schedule 1 is an exemplar of the calculation of funds to be repaid to Showboat pursuant to the Capital Loan should Showboat make cash contributions
          in    excess     of     20%     of    cash   funds

      5.  AMENDMENT  TO   SECTION  4.1(B)(III)  OF  THE  ORIGINAL
AGREEMENT.   Article  IV,  Section 4.1(b)(iii)  of  the  Original
Agreement is hereby amended and restated as follows:

          Upon contribution to the Company, the Promissory Note shall be amended and restated so that Rockingham shall make equal principal and interest payments to the Company so that the Promissory Note shall be repaid in full within six years of the projected date of commencement of operations of the Company.

     6.   AMENDMENT  TO  SECTION  7.3 OF THE ORIGINAL  AGREEMENT.
Article VII, Section 7.3 of the Original Agreement is hereby amended by adding the following new paragraph after the two existing paragraphs in that section:

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

          The Rockingham Shareholders shall be permitted to effect a public offering(s) of the capital stock of Rockingham registered under the Securities Act of 1993, provided, however, that
          (i) the Rockingham Shareholders and the Permitted Rockingham Transferees, at all times maintain ownership of more than fifty percent (50%) of Rockingham's issued and outstanding shares of capital; (ii) said public offering(s) is (are) in compliance with all applicable laws and regulations, including, without limitation, the receipt of any required gaming licenses or approvals; and (iii) such public offering(s) will not adversely effect any gaming license held by Showboat or its Affiliates in any other jurisdiction. Rockingham shall pay all costs of a public offering of its capital stock and any costs or expenses incurred by the Company, the other Members, or Showboat and its Affiliates, related to such public offering, including, but not limited to regulatory, investigative and licensing fees and expenses.

          In  addition,  Rockingham  Shareholders  shall  be
          permitted to privately transfer interests in Rockingham so long as (i) the Rockingham Shareholders and Rockingham Permitted Transferees, at all times maintain ownership of more than fifty percent (50%) of the issued and outstanding shares of capital stock of Rockingham; (ii) said transfers is in compliance with all laws and regulations, including, without limitation, the receipt of any required gaming licenses or approvals; and (iii) said transfers will not adversely effect any gaming license held by Showboat or its Affiliates in any other jurisdiction.

          Prior to the transfers of an interest in Rockingham pursuant to this section, it is acknowledged and agreed that to the extent that the purchasers of any interest in Rockingham are required to be licensed in New Hampshire or in any other jurisdiction as a result of their ownership in Rockingham that, notwithstanding the foregoing, the purchasers of such interest shall be required, at their sole expense, to obtain all approvals necessary to effectuate such transfer and that no transfer shall become effective until such purchaser of such interest obtains such approvals and/or licenses. The purchasers of such interest shall pay all costs and expenses incurred by the Company, the other Members, or Showboat and its Affiliates, related to such transfer, including, but not limited to, regulatory, investigative and licensing fees and expenses. In addition, the purchasers of such interest shall be required, prior to the transfer becoming effective, to execute and deliver to the Company a counterpart copy of this Agreement or a written agreement in form and substance satisfactory to Showboat, its successors or assigns. No such transfer shall release or discharge the transferor from any liabilities or obligations under this Agreement until such counterpart or other agreement becomes effective, and, then only to the extent provided herein.

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

      7.  AMENDMENT  TO SECTION 9.1(E) OF THE ORIGINAL AGREEMENT.
Article IX, Section 9.1(e) of the Original Agreement is hereby amended by the addition of a replacement Section 9.1(e) to read in its entirety as follows:

              (e) If a Member, directly or indirectly, transfers its Interest or any portion thereof in the Company (i) to any Person other than a Permitted Transferee or a Rockingham Permitted Transferee, as the case may be, without the unanimous written consent of the Members (excluding the proposed transferee); or (ii) to any Person except as expressly provided in Section
          7.3 of this Agreement; or

      8.  AMENDMENT  TO  SECTION 19.7 OF THE ORIGINAL  AGREEMENT.
Article XIX, Section 19.7 of the Original Agreement is hereby amended by the addition of a replacement Section 19.7 to read in its entirety as follows:

              This   Agreement   may   not    be   modified,
          changed or amended except by an instrument in writing, signed by all of the Members of the Company.

      9.  AMENDMENT TO SECTION 23.1(F) OF THE ORIGINAL AGREEMENT.
Article XXIII, Section 23.1(f) of the Original Agreement is hereby amended by the addition of a replacement Section 23.1(f) to read in its entirety as follows:

              (i) upon a change in the ownership of Showboat, Inc. or its Affiliates resulting in a change in control of Showboat, unless Rockingham consents within thirty (30) days prior to the change in control of Showboat, which consent shall not be unreasonably or untimely withheld, in writing to such change in control; or (ii) upon a change in control of Rockingham, its successors or assigns, unless Showboat consents within thirty
          (30) days prior to the change in control of Rockingham, which consent shall not be unreasonably or untimely withheld, in writing to such change in control. A change of control of Rockingham shall not be deemed to have occurred if shares of Rockingham are transferred to an entity which is controlled by the Rockingham Shareholders or transferred to a Permitted Rockingham Transferee. For purposes of this section, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise. Control shall have deemed to occur where a Person owns more than 35% of a publicly traded corporation, or more than 50% of a non-publicly traded corporation.

      10. CONFLICT BETWEEN THIS FIRST AMENDMENT AND THE ORIGINAL AGREEMENT. If there is a conflict between any of the provisions of this First Amendment and any of the provisions of the Original Agreement, the provisions of the First Amendment shall control.

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

      11. NO OTHER AMENDMENTS OR CHANGES. Except as expressly amended or modified by this First Amendment, all of the terms and conditions of the Original Agreement shall remain unchanged and in full force and effect.

      12. COVENANT OF COMPLIANCE. In accordance with Article XIX, Section 19.7 "Amendments" of the Original Agreement, Rockingham, Showboat and the Company covenant and agree that: (i) this First Amendment has been approved by a unanimous vote (and not by written consent) of all of the Members of the Company at a special or annual meeting of the Members; and (ii) notice of the parties' intention to amend the original Agreement was contained in the notice of such special or annual meeting of the Members, or such notice of a meeting was waived by all of the Members.

      IN WITNESS WHEREOF, parties hereto have executed this First
Amendment on the date first above written.

Members:                       Company:

ROCKINGHAM VENTURE, INC.,       SHOWBOAT ROCKINGHAM COMPANY,
a New Hampshire corporation     L.L.C., a New Hampshire limited
                                liability company

                                By:  SHOWBOAT NEW HAMPSHIRE, INC.,
                                     its Manager

By: /s/                         By: /s/
    Joseph E. Carney, Jr.       Its:______________________________
    President


SHOWBOAT NEW HAMPSHIRE, INC.,
a Nevada corporation



By: /s/
    J. Kell Houssels, III
    President

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

ACKNOWLEDGED AND AGREED TO:

Rockingham Shareholders:


_____________________________

_____________________________

_____________________________

_____________________________

____________________________

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